Exhibit 10.4
FIRST AMENDMENT TO FLOOR PLAN FACILITY AGREEMENT

THIS FIRST AMENDMENT TO FLOOR PLAN FACILITY AGREEMENT (this “Amendment”) is made effective as of August 25, 2025 (the “Amendment Date”), among RUMBLEON DEALERS, INC., a Delaware corporation (the “Borrower”), RIDENOW GROUP, INC. (f/k/a/ RumbleOn, Inc.), a Nevada corporation (“Holdings”), WILLIAM R. COULTER (“Coulter”), MARK A. TKACH (“Tkach” and, together with Coulter, the “Lenders”), and RIDENOW MANAGEMENT LLLP, an Arizona limited liability limited partnership, as Administrative Agent (the “Administrative Agent”), and acknowledged and consented to by Oaktree Fund Administration, LLC, as Term Loan Administrative Agent (the “Term Loan Administrative Agent”).
RECITALS

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Floor Plan Facility Agreement dated as of December 6, 2024 (the “Floor Plan Facility Agreement”; and, as amended hereby, the “Amended Floor Plan Facility Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Amended Floor Plan Facility Agreement.

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have agreed to amend the Floor Plan Facility Agreement as set forth herein, subject to the terms, conditions and understandings set forth herein.
WHEREAS, the Borrower, the Administrative Agent and the Term Loan Administrative Agent are parties to the Intercreditor Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lenders, the Administrative Agent, the Borrower and Holdings hereby agree as follows:
AGREEMENTS
1.Amendment to Floor Plan Facility Agreement; Notices.
(a)The definition of “Commitment Termination Date” in Section 1 of the Floor Plan Facility Agreement is hereby amended and restated to read in its entirety as follows:
“Commitment Termination Date” means October 1, 2029, as may be extended in accordance with Section 2.c. hereunder.
(b)Pursuant to Section 10.f of the Floor Plan Facility Agreement, Holdings hereby notifies the Administrative Agent and the Lenders that (i) it has changed its name from “RumbleOn, Inc.” to “RideNow Group, Inc.” and (ii) effective immediately, its address for written notices is as set forth under its signature block in this Amendment.
(c)Pursuant to Section 10.f of the Floor Plan Facility Agreement, the Borrower hereby notifies the Administrative Agent and the Lenders that (ii) effective immediately, its address for written notices is as set forth under its signature block in this Amendment.
2.Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

(a)The Administrative Agent shall have received this Amendment, duly executed by all of the parties hereto.
(b)Each of the representations and warranties made by the Borrower in or pursuant to this Amendment shall be true and correct in all material respects before and after giving effect to this Amendment.
(c)No Event of Default shall have occurred or be continuing and no Event of Default would exist after giving effect to this Amendment.
3.Acknowledgements, Representations and Warranties. The Borrower hereby represents, covenants and warrants to the Administrative Agent and the Lenders as follows:
(a)The representations and warranties in this Amendment are true and correct in all material respects as of the Amendment Date, except as previously disclosed to the Administrative Agent.
(b)There is currently no Event of Default outstanding, and the Borrower does not know of any event or circumstance which with the giving of notice or passing of time, or both, would reasonably be expected to constitute an Event of Default.
(c)Except for the amendments and modifications stated herein, the Floor Plan Facility Agreement is not otherwise changed, modified or amended, is in full force and effect and, following the execution and delivery of this Amendment, will continue to be the legal, valid and binding obligations of the Borrower and Holdings enforceable in accordance with its terms, subject to limitations imposed by general principles of equity.
4.No Custom; No Waiver or Novation. This Amendment shall not establish a custom or waive, limit or condition the rights and remedies of the Administrative Agent or the Lenders under the Amended Floor Plan Facility Agreement, all of which rights and remedies are expressly reserved. The Administrative Agent’s or any Lender’s failure, at any time or times hereafter, to require strict performance by the Borrower of any provision or term of the Amended Floor Plan Facility Agreement shall not waive, affect or diminish any right of the Administrative Agent or the Lenders hereafter to demand strict compliance and performance herewith. None of the undertakings, agreements, warranties, covenants and representations of the Borrower or Holdings contained in this Amendment shall be deemed to have been suspended or waived by the Administrative Agent or the Lenders unless such suspension or waiver is in writing and signed by the Administrative Agent and the Lenders. In no event shall the Administrative Agent’s and the Lenders’ execution and delivery of this Amendment establish a course of dealing among the Administrative Agent, the Lenders, the Borrower or Holdings, or in any other way obligate the Administrative Agent and the Lenders to hereafter provide any amendments or waivers with respect to the Amended Floor Plan Facility Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent to a modification of any other term or condition of the Floor Plan Facility Agreement (except as expressly provided herein) or (ii) to prejudice any right or remedy that the Administrative Agent or the Lenders may now have under or in connection with the Amended Floor Plan Facility Agreement. This Amendment is not intended to be, nor shall it be construed as, a novation of the Loans or the Obligations.
5.Affirmation. Except as specifically amended hereby, the Floor Plan Facility Agreement (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect. Each of the Borrower and Holdings, as applicable, hereby ratifies and confirms the representations, warranties and covenants contained in the Amended Floor Plan Facility Agreement (including, without limitation, the guaranty by Holdings as set forth in Section 10.i. therein). Except as expressly provided hereunder, each

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of the Borrower and Holdings covenants and agrees to comply with all of the terms, covenants and conditions of the Amended Floor Plan Facility Agreement, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on the Administrative Agent’s or the Lenders’ part that might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

6.Miscellaneous.

(a)THE VALIDITY, CONSTRUCTION, AND ENFORCEMENT OF THIS AMENDMENT ARE DETERMINED AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ARIZONA WITHOUT REGARD TO CHOICE OF LAW RULES.
(b)The Borrower, Holdings, the Administrative Agent and the Lenders each acknowledge that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Floor Plan Facility Agreement and this Amendment, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of the Borrower, Holdings, the Administrative Agent and the Lenders; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Amendment. Except as expressly modified hereby, the terms of the Floor Plan Facility Agreement are and remain unmodified and in full force and effect.

(c)This Amendment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
(d)This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(e)If there is any conflict between the terms of this Amendment and the terms of the Floor Plan Facility Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWER:

RUMBLEON DEALERS, INC.

By:	/s/ Michael Quartieri
Name: Michael Quartieri
Title:    Chief Executive Officer and Interim Chief Financial Officer
Borrower Address (Principal Place of Business):

2677 E Willis Road
Chandler, Arizona 85286

HOLDINGS:

RIDENOW GROUP, INC. (f/k/a RUMBLEON, INC.)

By:	/s/ Michael Quartieri
Name: Michael Quartieri
Title:    Chief Executive Officer and Interim Chief Financial Officer
Holdings Address (Principal Place of Business):
2677 E Willis Road
Chandler, Arizona 85286

First Amendment to Credit and Security Agreement

ADMINISTRATIVE AGENT:

RIDENOW MANAGEMENT, LLLP

By:	/s/ William Coulter
Name: William Coulter
Title:    General Partner

Administrative Agent Address (Principal Place of Business):

Attn: Bill Coulter
Email: ***

First Amendment to Credit and Security Agreement

LENDER:

/s/ William Coulter

William R. Coulter
Address: ***
Email: ***

LENDER:

Mark A. Tkach
Address: ***
Email: ***
First Amendment to Credit and Security Agreement

LENDER:

William R. Coulter
Address:
Email:

LENDER:

/s/ Mark Tkach

Mark A. Tkach
Address: ***
Email: ***
First Amendment to Credit and Security Agreement

For purposes of the Intercreditor Agreement, the Term Loan Administrative Agent hereby acknowledges receipt of the above Amendment and consents thereto.
OAKTREE FUND ADMINISTRATION, LLC

By: Oaktree Capital Management, L.P.
Its: Managing Member

By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title:    Managing Director

By:	/s/ Christine Pope
Name: Christine Pope
Title:    Managing Director

Address:
c/o Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attn: Christine Pope and Mary Gallegly Email: ***

with a copy to (which shall not constitute notice): Gibson, Dunn & Crutcher, LLP
200 Park Avenue
New York, NY 10066
Attention: Joe Lumley Telephone: ***
Email: ***

Signature Page to First Amendment to Credit and Security Agreement